Exhibit 99.6

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stage Stores, Inc. (the "Company") on Form 10-K for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael E. McCreery, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 22, 2003                                                                       /s/ Michael E. McCreery

                                                                                             Michael E. McCreery

                                                                                             Chief Financial Officer